EXHIBIT 32.2


                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report of Chugach Electric Association, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2007, I, Michael R. Cunningham, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(a) This quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) The information contained in this quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  May 14, 2007


                                    /s/ Michael R. Cunningham
                                    ---------------------------
                                    Michael R. Cunningham
                                    Chief Financial Officer